Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 23, 2005

Langer, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12991	11-2239561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Commack Road, Deer Park, New York	11729 - 4510
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  631-667-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                     Results of Operations and Financial Condition

On May 23, 2005, the Company issued an earnings press release announcing financial results for the three months ended March 31, 2005.  The full text of the earnings press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to Item 2.02 of this Form 8-K and in the accompanying Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.                  Financial Statements and Exhibits.

(c)               Exhibits.

The following Exhibits are hereby furnished as part of this Current Report on Form 8-K:

Number	Exhibit

99.1	Press release dated May 23, 2005, with respect to the Company’s financial results for the three months ended March 31, 2005 (furnished only).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 23, 2005

LANGER, INC.

By:	/s/ Andrew H. Meyers
Andrew H. Meyers
President and Chief Executive Officer

Exhibit Index

Number	Exhibit

99.1	Press release dated May 23, 2005 with respect to the Company’s financial results for the three months ended March 31, 2005 (furnished only).